UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

June 30, 2016

Semiannual Report
to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents

3 Letter to the Shareholders

7 Outlook Interview with the Portfolio Manager

8 Performance Summary

9 Schedule of Investments

14 Statement of Assets and Liabilities

16 Statement of Operations

17 Statement of Changes in Net Assets

18 Financial Highlights

19 Notes to Financial Statements

26 Report of Annual Meeting of Stockholders

27 Additional Information

29 Privacy Notice

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European Union, the United States and other countries have imposed sanctions on Russia as a result of the Russian military intervention in Ukraine. These sanctions have adversely affected Russian individuals, issuers and the Russian economy, and Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products including food products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. Potential developments in Ukraine, and the continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

In June 2016, citizens of the United Kingdom voted that the United Kingdom should leave the European Union. Significant uncertainty exists regarding the timing and terms of the United Kingdom's anticipated withdrawal from the European Union and the effects such withdrawal may have on the United Kingdom, other European countries and the global economy.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to the Shareholders (Unaudited)

Dear Shareholder,

For the six months ended June 30, 2016, the New Germany Fund’s total return in U.S. dollars (USD) was –6.64% based on net asset value and –7.04% based on market price. During the same period, the total return in USD of the Fund’s benchmark, the Midcap Market Performance Index, was –4.72.1 In euro terms, returns were –9.02% for the Fund and –6.81% for the benchmark. The Fund's discount to net asset value averaged 11.04% for the six months ended June 30, 2016, compared with 8.38% for the six months ended June 30, 2015.

Within the Fund, positive attributions to performance during the first half of the period were generated by Covestro, Hugo Boss (underweight) and OSRAM Licht, while detractors included GEA Group* (underweight), Zalando and Deutsche Wohnen (underweight).2 From a sector perspective, the strongest positive contributions came from consumer goods and basic materials. The largest detractors came from consumer services and industrials. The financials sector had the best performance in the first half due to a large weight within the real estate sector, which is a beneficiary of the low interest rate environment. Real estate stocks are overweighted in the fund, which was positive for performance.

* Not held in the portfolio as of June 30, 2016.

In Germany, the equity market suffered significant volatility in the first half of the period. After very weak performances in January and the beginning of February, markets stabilized from mid-February to March. Some burdensome focus topics included further declines in Brent oil prices, weakening leading indicators in Europe and the U.S., and the persistently weak economic data in China. In addition, European equity markets experienced increased stress in the banking sector and felt the effects of intensifying Brexit discussions.3 But by the end of the first quarter, the more expansionary monetary policies of the European Central Bank (ECB) and the recovery of oil prices, thanks to the Russian/Saudi-led move to freeze oil output levels, supported the markets.4 The Brexit referendum, however, triggered dramatic volatility in equity markets during the second quarter. At the end of June, the surprising "out" vote resulted in a sharp setback for markets. Mounting stress within European banking also became a significant burden.

After some temporary weakness in the first quarter, German economic indicators improved in May and June. Also, German business sentiment brightened over the course of the second quarter. The Ifo Business Climate Index showed a further rise to 108.7 in June, from 106.7 in March.5 This marks a two-year high in business sentiment. The industrial sector had the largest absolute weight in the portfolio; during the first half year, there were some increases in positions and some profit taking in Jungheinrich.

Consumers' income expectations declined to 50.5 points by the end of the first quarter, from 56.7 points in the previous month. Also the propensity-to-buy sub-index, which indicates consumers' intentions of buying big-ticket items, declined to 50.0 points in March, from 52.7 points the previous month. Despite the drop, both sub-indexes remain at very high levels, supported by the sustained stability of the labor market. The German consumer climate stabilized further in the first quarter to approximately 9.4 after a four-month decline in autumn 2015. By the end of the second quarter, the index recovered to 10.1, a figure that was close to last year’s summer peak level of 10.2.

Retail sales and new car registrations demonstrate that record real income gains are paying off and Germans remain confident about the future. The 2015 wage negotiations yielded a robust increase in hourly wages of +2.5%. Although lower than the previous year (+3%), the increase was the highest in real hourly wages since 1999. The labor market remains in a very healthy condition, with a further decline of unemployment rates to 6.1% (vs. 6.4% in the second quarter of 2015). Consumer discretionary along with consumer staples stocks retained a significant weighting in the portfolio, to take advantage of the positive German consumer trend.

Before the decision on Brexit, overall macroeconomic and consumer data pointed to further small improvements. This was also consistent with satisfactory growth of 0.7% in Germany’s gross domestic product (GDP) in the first quarter.6 Driving the increase was strong private consumption, construction investment and government spending on refugees.

Following the results of the British referendum on membership in the European Union (EU), we expect to see lower 2017 GDP estimates for Germany. Most of this should be due to lower export growth and lower investments in machinery and equipment by German corporations. The U.K. is Germany's third largest trading partner, and is especially important as a market for export-oriented industries such as the automotive, chemical or pharmaceutical industries, as well as mechanical engineering, which could be hurt. However, we remain confident that German domestic demand will be the fundamental driver of a healthy labor market and that the construction sector should remain intact. Therefore, selective equity investments will remain key.

Sincerely,

Christian Strenger Chairman	Philipp Schweneke Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

1 The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Standard Segment beneath the DAX. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Midcap Market Performance Index.

2 A particular security is underweight in a portfolio when it holds a lower weighting in comparison with the security's weight in the underlying benchmark portfolio.

3 Brexit is a combination of the words "Britain" and "exit" and describes the likely exit of the United Kingdom from the European Union.

4 The European Central Bank (ECB) is the central bank for the Eurozone. The Eurozone, also called the euro area, is a monetary union of 19 of the 28 European Union (EU) member states which have adopted the euro as their common currency.

5 The Ifo Business Climate Index is a monthly survey that measures the business climate in Germany.

6 The gross domestic product (GDP) is the monetary value of all the finished goods and services produced within a country's borders in a specific time period.

Ten Largest Equity Holdings at June 30, 2016 (47.7% of Net Assets)	Percent
1. Airbus Group SE	10.9%
2. Steinhoff International Holdings NV	5.7%
3. Symrise AG	4.7%
4. LEG Immobilien AG	4.2%
5. OSRAM Licht AG	4.1%
6. METRO AG	3.8%
7. Covestro AG	3.7%
8. MTU Aero Engines AG	3.6%
9. QIAGEN NV	3.5%
10. Deutsche Wohnen AG	3.5%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund's Schedule of Investments, see page 9. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit deutschefunds.com.

Outlook Interview with the
Portfolio Manager (Unaudited)

Portfolio Manager

Philipp Schweneke

Question: How is Brexit impacting Germany's economy and how is the Fund positioned?

Answer: Traditionally, Germany and the U.K. have had close economic ties. The U.K. is Germany’s fifth-largest trading partner, ranking third as the export destination and ninth as the import origin country. The U.K.’s demand for German goods and services has been strong in recent years due to the U.K.’s relatively strong growth rates and the appreciation of the GBP vs. the euro.1,2 The U.K.’s relevance is strongest for the German automobile and pharmaceutical sectors. Therefore, we expect negative impacts on Germany’s GDP on lower U.K. demand post-Brexit. First signs could appear later in 2016. However, we continue to see private consumption and residential construction as the primary growth drivers of Germany’s GDP. We expect the impact of Brexit on German domestic demand to be limited, given the tightness of the German labor market. The Fund remained overweight in German consumer-related business models. Furthermore, we have increased allocations to real-estate-related names in the Fund, as they might benefit from additional demand post-Brexit and potential further easing by the ECB.

Question: How is the German telecommunications market developing?

Answer: Competition in Germany’s mobile telecommunications sector continues to intensify. Price cuts by United Internet, Drillisch, Vodafone and T-Mobile in the no-frills segment during the second quarter have coincided with more pressure at the upper end. The premium brands in the market (T-Mobile and Vodafone) believe they are insulated from the pressure at the low end given their positioning. However, there is risk that the low-end gains could increase traction in the market as it offers a growing price discount. While Telefonica Deutschland has a long-term opportunity to catch up on 4G and challenge the market leaders, it finds itself currently with the classic mid-market problem of being not the cheapest and not the best. Therefore, we have decreased our weighting in Telefonica Deutschland and are overall underweight the sector in the Fund.

1 GBP is an abbreviation for the British pound sterling currency in the U.K.

2 The euro (EUR) is the common currency of the Eurozone states and is the second-most-important reserve currency in the world after the U.S. dollar.

Performance Summary June 30, 2016 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for The New Germany Fund, Inc.'s (the "Fund") most recent performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/16
	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	(6.64)%	(1.64)%	7.31%	8.75%
Market Price(a)	(7.04)%	(3.41)%	7.47%	8.55%
Midcap Market Performance Index(b)	(4.72)%	(0.05)%	6.76%	7.77%

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2016 was 1.22%.

b The Midcap Market Performance Index is a total-return index that is composed of various mid-cap securities across all sectors of the MDAX and TecDAX. The MDAX is a total-rate-of-return index of 50 mid-cap issues that rank below the DAX. The DAX is the total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the Midcap Market Performance Index.

‡ Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/16	As of 12/31/15
Net Asset Value	$ 14.69	$ 16.19
Market Price	$ 13.28	$ 14.70

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information
Per Share
Six Months as of 6/30/16: Income	$ .16
Capital Gains	$ .23

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

Schedule of Investments
as of June 30, 2016 (Unaudited)

	Shares	Value ($)

Germany 78.0%
Common Stocks 73.9%
Aerospace & Defense 3.6%
MTU Aero Engines AG	91,581	8,521,502

Chemicals 13.3%
Covestro AG 144A	196,448	8,714,222
Evonik Industries AG	162,948	4,838,703
K+S AG (Registered)	26,613	542,163
Symrise AG	161,820	10,988,723
Wacker Chemie AG	69,554	6,060,228
		31,144,039
Commercial Services & Supplies 0.5%
Bilfinger SE*	37,235	1,088,938
Communications Equipment 1.0%
ADVA Optical Networking SE*	268,669	2,290,785
Diversified Financial Services 0.5%
GRENKELEASING AG	6,163	1,074,510
Diversified Telecommunication Services 2.4%
Telefonica Deutschland Holding AG	1,385,170	5,680,688
Electrical Equipment 4.1%
OSRAM Licht AG	184,074	9,513,436
Electronic Equipment, Instruments & Components 2.1%
Jenoptik AG	303,601	4,988,118
Food & Staples Retailing 3.8%
METRO AG	295,161	9,004,015
Food Products 0.7%
Suedzucker AG	79,536	1,746,622
Health Care Equipment & Supplies 0.3%
STRATEC Biomedical AG	10,627	613,549
Health Care Technology 1.3%
CompuGroup Medical SE	72,836	3,032,355
Household Durables 0.4%
HELMA Eigenheimbau AG†	14,589	933,993
Industrial Conglomerates 1.2%
Rheinmetall AG	49,534	2,926,399
Insurance 2.6%
Hannover Rueck SE	33,588	3,499,064
Talanx AG	90,359	2,672,152
		6,171,216
Internet & Catalog Retail 2.8%
Zalando SE 144A*†	253,887	6,684,833
Internet Software & Services 5.7%
Scout24 AG 144A*	137,280	5,115,746
United Internet AG (Registered)	187,721	7,754,867
XING AG	3,210	608,673
		13,479,286
IT Services 2.4%
Wirecard AG†	127,505	5,587,311

Life Sciences Tools & Services 1.8%
Evotec AG*	127,830	539,430
Gerresheimer AG	32,364	2,479,516
MorphoSys AG*	26,931	1,116,423
		4,135,369
Machinery 2.5%
KION Group AG	43,782	2,111,806
KUKA AG	25,651	3,033,699
Pfeiffer Vacuum Technology AG	7,970	744,873
		5,890,378
Media 1.2%
CTS Eventim AG & Co. KGaA	54,758	1,667,680
Stroeer SE & Co. KGaA†	27,368	1,253,525
		2,921,205
Metals & Mining 0.8%
Salzgitter AG	67,255	1,768,954

Pharmaceuticals 1.8%
STADA Arzneimittel AG	79,896	4,120,366

Real Estate Management & Development 10.8%
ADO Properties SA 144A	93,433	3,586,892
Deutsche Wohnen AG	243,448	8,252,403
LEG Immobilien AG*	105,335	9,812,992
TLG Immobilien AG	143,200	3,002,366
VIB Vermoegen AG	27,806	598,735
		25,253,388
Semiconductors & Semiconductor Equipment 0.8%
AIXTRON SE*	120,249	729,243
Siltronic AG*	15,263	245,768
SMA Solar Technology AG†	17,440	856,027
		1,831,038
Software 1.3%
Software AG	89,542	3,037,285

Textiles, Apparel & Luxury Goods 0.7%
HUGO BOSS AG	29,920	1,691,212

Thrifts & Mortgage Finance 0.2%
Deutsche Pfandbriefbank AG 144A	58,775	577,636

Trading Companies & Distributors 3.3%
Brenntag AG	159,902	7,711,916

Preferred Stocks 4.1%
Auto Components 1.5%
Schaeffler AG (Cost $3,805,634)	257,301	3,385,933

Health Care Equipment & Supplies 1.2%
Sartorius AG (Cost $2,044,658)	39,512	2,911,311

Machinery 1.4%
Jungheinrich AG† (Cost $2,589,858)	109,846	3,295,397
Total Germany (Cost $155,526,951)		183,012,983

Netherlands 20.1%
Common Stocks
Aerospace & Defense 10.9%
Airbus Group SE	446,065	25,624,724
Household Durables 5.7%
Steinhoff International Holdings NV†	2,332,383	13,359,794
Life Sciences Tools & Services 3.5%
QIAGEN NV*	382,398	8,278,610
Total Netherlands (Cost $34,385,088)		47,263,128

Luxembourg 2.4%
Common Stocks
Machinery 0.3%
Stabilus SA*	12,131	575,232
Media 1.5%
RTL Group SA	42,775	3,483,770
Real Estate Management & Development 0.6%
Grand City Properties SA	73,736	1,511,985
Total Luxembourg (Cost $6,027,474)		5,570,987

United Kingdom 1.8%
Common Stocks
Semiconductors & Semiconductor Equipment 1.8%
Dialog Semiconductor PLC* (Cost $3,564,499)	145,029	4,317,877

Securities Lending Collateral 6.7%
Daily Assets Fund "Capital Shares", 0.51% (Cost $15,718,586) (a) (b)	15,718,586	15,718,586

Cash Equivalents 0.3%
Deutsche Central Cash Management Government Fund, 0.44% (Cost $681,338) (b)	681,338	681,338

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $215,903,936)**	109.3	256,564,899
Other Assets and Liabilities, Net	(9.3)	(21,803,488)
Net Assets	100.0	234,761,411

* Non-income producing security.

** The cost for federal income tax purposes was $216,956,792. At June 30, 2016, net unrealized appreciation for all securities based on tax cost was $39,608,107. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,859,419 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $19,251,312.

† All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2016 amounted to $13,382,496, which is 5.7% of net assets.

(a) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund's investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund's Statement of Investment Objectives, Policies and Investment Restrictions.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2016 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (c)
Germany	$ 183,012,983	$ —	$ —	$ 183,012,983
Netherlands	47,263,128	—	—	47,263,128
Luxembourg	5,570,987	—	—	5,570,987
United Kingdom	4,317,877	—	—	4,317,877
Short-Term Instruments (c)	16,399,924	—	—	16,399,924
Total	$ 256,564,899	$ —	$ —	$ 256,564,899

There have been no transfers between fair value measurement levels during the period ended June 30, 2016.

(c) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of June 30, 2016 (Unaudited)
Assets
Investments in non-affiliated securities, at value (cost $199,504,012) — including $13,382,496 of securities loaned	$ 240,164,975
Investment in Deutsche Central Cash Management Government Fund (cost $681,338)	681,338
Investment in Daily Assets Fund (cost $15,718,586)*	15,718,586
Total investments, at value (cost $215,903,936)	256,564,899
Foreign currency, at value (cost $303,412)	303,412
Receivable for investments sold	1,640,740
Dividends receivable	17,400
Foreign taxes recoverable	286,295
Interest receivable	107,554
Other assets	39,244
Total assets	258,959,544
Liabilities
Distributions payable	6,213,076
Payable upon return of securities loaned	15,718,586
Payable for investments purchased	1,829,968
Investment advisory fee payable	146,678
Administration fee payable	43,245
Payable for Directors' fees and expenses	66,972
Payable for Fund shares repurchased	57,605
Accrued expenses and other liabilities	122,003
Total liabilities	24,198,133
Net assets	$ 234,761,411
Net Assets Consist of
Undistributed net investment income	2,176,998
Accumulated net realized gain on investments and foreign currency	3,724,089
Net unrealized appreciation (depreciation) on: Investments	40,660,963
Foreign currency	(4,529)
Paid-in capital	188,203,890
Net assets	$ 234,761,411
Net Asset Value
Net assets value per share ($234,761,411 ÷ 15,977,423 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$ 14.69

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the six months ended June 30, 2016 (Unaudited)
Net Investment Income
Income: Dividends (net of foreign withholding taxes of $514,706)	$ 3,907,021
Income distributions — Deutsche Central Cash Management Government Fund	1,705
Securities lending income, including income from Daily Assets Fund, net of borrower rebates	400,545
Total investment income	4,309,271
Expenses: Investment advisory fee	834,873
Administration fee	245,140
Custody and accounting fee	72,128
Services to shareholders	9,583
Reports to shareholders and shareholder meeting expenses	23,225
Directors' fees and expenses	113,983
Legal fees	80,464
Audit and tax fees	41,078
NYSE listing fee	15,716
Insurance	26,939
Miscellaneous	19,494
Net expenses	1,482,623
Net investment income	2,826,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,084,858
Foreign currency	108,767
Net realized gain (loss)	4,193,625
Change in net unrealized appreciation (depreciation) on: Investments	(24,446,136)
Foreign currency	51
Change in net unrealized appreciation (depreciation)	(24,446,085)
Net gain (loss)	(20,252,460)
Net increase (decrease) in net assets resulting from operations	$ (17,425,812)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015

Operations: Net investment income (loss)	$ 2,826,648	$ 2,071,613
Net realized gain (loss)	4,193,625	20,019,587
Change in net unrealized appreciation (depreciation)	(24,446,085)	12,534,454
Net increase (decrease) in net assets resulting from operations	(17,425,812)	34,625,654
Distributions to shareholders from: Net investment income	(2,486,514)	(1,266,739)
Net realized gains	(3,726,562)	(18,329,190)
Total distributions to shareholders	(6,213,076)	(19,595,929)
Capital share share transactions: Net proceeds from reinvestment of dividends	4,417,564	18,240,883
Shares repurchased	(3,841,860)	(3,859,664)
Net increase (decrease) in net assets from capital share transactions	575,704	14,381,219
Total increase (decrease) in net assets	(23,063,184)	29,410,944
Net assets at beginning of period	257,824,595	228,413,651
Net assets at end of period (including undistributed net investment income of $2,176,998 and $1,836,864, as of June 30, 2016 and December 31, 2015, respectively)	$ 234,761,411	$ 257,824,595
Other Information
Shares outstanding at beginning of period	15,922,987	14,908,875
Shares reinvested	335,936	1,271,320
Shares repurchased	(281,500)	(257,208)
Shares outstanding at end of period	15,977,423	15,922,987

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Six Months Ended 6/30/16 (Unaudited)		Years Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$ 16.19	$ 15.32	$ 21.24	$ 17.45	$ 13.86	$ 17.72
Income (loss) from investment operations: Net investment income (loss)[a]	.18	.13	.21	.22	.23	.24
Net realized and unrealized gain (loss) on investments and foreign currency	(1.28)	2.07	(1.80)	7.98	3.92	(3.57)
Total from investment operations	(1.10)	2.20	(1.59)	8.20	4.15	(3.33)
Less distributions from: Net investment income	(.16)	(.08)	(.37)	(.33)	(.63)	(.59)
Net realized gains	(.23)	(1.15)	(3.97)	(4.15)	—	—
Total distributions	(.39)	(1.23)	(4.34)	(4.48)	(.63)	(.59)
Accretion resulting from tender offer	—	—	—	.02	.02	—
Dilution in net asset value from dividend reinvestment	(.04)	(.13)	(.14)	(.04)	(.02)	—
Increase resulting from share repurchases	.03	.03	.15	.09	.07	.06
Net asset value, end of period	$ 14.69	$ 16.19	$ 15.32	$ 21.24	$ 17.45	$ 13.86
Market value, end of period	$ 13.28	$ 14.70	$ 14.04	$ 19.93	$ 15.58	$ 12.24
Total Investment Return for the Period[b]
Based upon market value (%)	(7.04)**	14.31	(8.35)	58.27	30.58	(18.89)
Based upon net asset value (%)	(6.64)**	15.38	(6.16)	50.59	32.02	(18.52)
Ratios to Average Net Assets
Total expenses (%)	1.22*	1.16	1.14	1.11	1.17	1.09
Net investment income (%)	1.15**	.78	1.06	1.04	1.42	1.40
Portfolio turnover (%)	31**	55	55	67	24	18
Net assets at end of period ($ thousands)	234,761	257,825	228,414	317,061	280,724	241,424

[a] Based on average shares outstanding during the period.

[b] Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Accounting Policies

The New Germany Fund, Inc. (the "Fund") was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value ("NAV") per share for publication at the close of regular trading on Deutsche Börse XETRA, normally 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefit of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. As of period end, any securities on loan were collateralized by cash. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund. During the period ended June 30, 2016, the Fund invested the cash collateral in Daily Assets Fund, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.08% annualized effective rate as of June 30, 2016) on the cash collateral invested in Daily Assets Fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period.. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the six months ended June 30, 2016, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2016, the exchange rate was EUR €1.00 to USD $1.11.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with Deutsche Asset Management International GmbH ("Deutsche AM International GmbH"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). Deutsche AM International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with Deutsche AM International GmbH, Deutsche AM International GmbH directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. Deutsche AM International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides Deutsche AM International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for the six months ended June 30, 2016, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.68% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

C. Transactions with Affiliates

Deutsche AM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DSC aggregated $9,583, of which $3,197 is unpaid.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended June 30, 2016, the amount charged to the Fund by DIMA included in the Statements of Operations under "Reports to shareholders" aggregated $5,520, of which $5,066 is unpaid.

Deutsche Bank AG, the German parent of DIMA and Deutsche AM International GmbH, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2016, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA or Deutsche AM International GmbH.

The Fund pays each Director not an "interested person" of DIMA or Deutsche AM International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Deutsche Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Deutsche Central Cash Management Government Fund. Deutsche Central Cash Management Government Fund does not pay DIMA an investment management fee. Deutsche Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2016, were $76,974,506 and $87,999,250, respectively.

E. Capital

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund purchased 281,500 and 257,208 of its shares of common stock on the open market at a total cost of $3,841,860 and $3,859,664 ($13.65 and $15.01 average per share), respectively. The average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 10.83% and 9.85%, respectively.

During the six months ended June 30, 2016 and the year ended December 31, 2015, the Fund issued for dividend reinvestment 335,936 and 1,271,320 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV at the time of issuance, was 10.85% and 10.19%, respectively.

F. Share Repurchases

On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the repurchase authorization permitting the Fund to repurchase up to 1,550,000 shares during the period from August 1, 2014 through July 31, 2015. The Fund repurchased 497,038 shares between August 1, 2014 and July 31, 2015. On July 27, 2015, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 440,207 shares between August 1, 2015 and June 30, 2016. On July 25, 2016, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,596,000 shares during the period August 1, 2016 through July 31, 2017.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases will reduce the spread between the market price of the Fund's shares referred to below and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its Web site at deutschefunds.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2016, there were three shareholders that held approximately 16%, 14% and 7%, respectively, of the outstanding shares of the Fund.

Report of Annual Meeting
of Stockholders (Unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The New Germany Fund, Inc. was called to order on June 30, 2016. The Meeting was adjourned until, and reconvened on, July 21, 2016 and August 4, 2016, respectively, to permit the solicitation of additional votes. At the close of business on May 17, 2016, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 16,044,923 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 14,552,914 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class I Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes:
	For	Withheld
Mr. Detlef Bierbaum	8,095,552	6,457,361
Mr. Walter C. Dostmann	13,935,459	617,454
Mr. Christian Strenger	13,784,672	768,242

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2016.

Number of Votes:
For	Against	Abstain
14,052,995	339,159	160,753

Additional Information

Automated Information Lines	Deutsche AM Closed-End Fund Info Line (800) 349-4281
Web Site	deutschefunds.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Asset Management Attn: Secretary of the Deutsche Funds One Beacon Street Boston, MA 02108
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	Deutsche AM Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 101 Seaport Boulevard, Suite 500 Boston, MA 02210
Proxy Voting	A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings as of the month-end are posted on deutschefunds.com on or after the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on deutschefunds.com.
Investment Management

Deutsche Asset Management International GmbH ("Deutsche AM International GmbH" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. Deutsche AM International GmbH provides a full range of investment advisory services to both institutional and retail clients.

Deutsche AM International GmbH is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and Deutsche AM International GmbH. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

Deutsche AM Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or
00-800-2287-2750 (outside of the U.S.)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

Privacy Notice

FACTS	What Does Deutsche Asset Management Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share can include:

— Social Security number

— Account balances

— Purchase and transaction history

— Bank account information

— Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset Management chooses to share and whether you can limit this sharing.
Reasons we can share your personal information	Does Deutsche Asset Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	Deutsche AM Distributors, Inc.; Deutsche Investment Management Americas Inc.; Deutsche AM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Deutsche Asset Management collect my personal information?

We collect your personal information, for example. When you:

— open an account

— give us your contact information

— provide bank account information for ACH or wire transactions

— tell us where to send money

— seek advice about your investments

Why can't I limit all sharing?

Federal law gives you the right to limit only

— sharing for affiliates' everyday business purposes — information about your creditworthiness

— affiliates from using your information to market to you

— sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset Management does not jointly market.
Rev. 08/2015

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

— The Central Europe, Russia and Turkey Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

— The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).

— The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The New Germany Fund, Inc. is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	19,200	$13.24	19,200	1,432,093
February 1 through February 28	50,200	$12.84	50,200	1,381,893
March 1 through March 31	40,400	$13.71	40,400	1,341,493
April 1 through April 30	77,300	$14.22	77,300	1,264,193
May 1 through May 31	50,900	$13.93	50,900	1,213,293
June 1 through June 30	43,500	$13.36	43,500	1,169,793

Total	281,500	$13.65	281,500

On July 27, 2015, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2015 through July 31, 2016. The Fund repurchased 440,207 shares between August 1, 2015 and June 30, 2016.

On July 25, 2016, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,596,000 shares during the period from August 1, 2016 through July 31, 2017.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/22/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	8/22/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	8/22/2016